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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 23, 2000
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                Date of report (Date of earliest event reported)


                            All Star Gas Corporation
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               (Exact Name of Registrant as Specified in Charter)


     Missouri                     1-11393                      43-1494323
 ----------------          --------------------          ---------------------
    (State of              (Commission File No.)              (IRS Employer
 Incorporation)                                            Identification No.)


                                  P.O. Box 303
                           119 West Commercial Street
                             Lebanon, Missouri 65536
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              (Address of Principal Executive Offices and Zip Code)


                                 (417) 532-3103
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

         A copy of the Notice issued by All Star Gas Corporation on February 23, 2000 is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma
        Financial Information and Exhibits.


(c)     Exhibits

        99.2        Notice issued by All Star Gas
                    Corporation on February 23, 2000



                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2000


                            ALL STAR GAS CORPORATION

                            By:
                               --------------------------------------
                                     Name:  Valeria Schall
                                     Title:  Executive Vice President



                                  Exhibit Index
                                  -------------


Exhibit No.            Description
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99.2                   Notice issued by All Star Gas Corporation on
                       February 23, 2000



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                                     NOTICE


February 23, 2000

To:   Empire Gas Corporation 12-7/8% Senior Secured Note Holders

From: All Star Gas Corporation ("the Company")


         All Star Gas Corporation, formerly known as Empire Gas Corporation, invites the holders of the Empire Gas Corporation 12-7/8% Senior Secured Notes due July 15, 2004 (CUSIP 291714-ac-7) to attend a meeting with the Company's financial and legal advisors on Wednesday, March 1, 2000 at 11:00 a.m. in the offices of Morgan Stanley Dean Witter & Co. The Company's advisors will review and discuss a restructuring proposal. The offices of Morgan Stanley are located at 1585 Broadway - 2nd floor, New York, New York.

         Inquiries regarding the meeting may be directed to Robert Wallace, Vice President, PaineWebber Investment Banking, at 212-713-9988.